SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2012 (August 16, 2012)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 16, 2012, in connection with the closing of the issuance and sale of $400 million aggregate principal amount of 6 1/8% Senior Notes due 2019 and $350 million aggregate principal amount of 6 3/8% Senior Notes due 2022 (the Notes), referred to in Item 2.03 of this report, Steel Dynamics, Inc. (the “Company”) entered into a Registration Rights Agreement.  A copy of the Registration Rights Agreement is filed as Exhibit 4.15 and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 2, 2012, the Company and certain of its subsidiaries entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., PNC Capital Markets LLC, RBS Securities Inc., and BMO Capital Markets Corp. (the “Initial Purchasers”) relating to the issuance and sale by the Company of the Notes referred to in Item 1.01 of this report. A copy of the Purchase Agreement is filed as Exhibit 4.16 and incorporated herein by reference.

On August 16, 2012, the Company consummated the issuance and sale of the Notes pursuant to the terms of an Indenture dated as of August 16, 2012 among the Company, certain of its subsidiaries and Wells Fargo Bank, National Association, as Trustee.  The Notes were offered in a transaction exempt from the registration requirements of the Securities Act of 1933.  The net proceeds from the Notes will be used to purchase up to $210 million of its 7 3/8% Senior Notes due 2012 and up to $500 million of its 7 ¾% Senior Notes due 2016 and for general corporate purposes, including, without limitation, for debt repayment, capital expenditures, working capital and acquisitions.  A copy of the Indenture is filed as Exhibit 4.17 and incorporated herein by reference.

Item 8.01.  Other Events.

On August 16, 2012, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Announces Completion of Notes Offering.”  The full text of the press release is furnished herewith as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1954, as amended, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

The following exhibit is furnished with this report:

Exhibit Number	Description

4.15

Registration Rights Agreement among Steel Dynamics, Inc., the subsidiaries of the Company listed therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. as representatives of the several initial purchasers as set forth therein, dated August 16, 2012.

Exhibit Number	Description

4.16

Purchase Agreement among Steel Dynamics, Inc. and the Guarantors Named Herein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., PNC Capital Markets LLC, RBS Securities Inc., and BMO Capital Markets Corp., as Initial Purchasers, dated August 2, 2012.

4.17	Indenture dated August 16, 2012, among Steel Dynamics, Inc., as Issuer, the Initial Subsidiary Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

99.1	A press release dated August 16, 2012, titled “Steel Dynamics Announces Completion of Notes Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler

Date: August 20, 2012	By:	Theresa E. Wagler
	Title:	Chief Financial Officer